UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2007
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-27312 (Commission File Number)	25-1537134 (IRS Employer Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of an Acquisition or Disposition of Assets.
On August 6, 2007, Tollgrade Communications, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the acquisition of substantially all of the assets of the Broadband Test Division of Teradyne, Inc. (the “Acquired Business”). This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information permitted to be filed by amendment no later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the Securities and Exchange Commission.
Item 9.01   Financial Statements and Exhibits
(a) Financial statements of businesses acquired.
The audited combined balance sheets of the Acquired Business as of December 31, 2006 and 2005 and the related combined statements of operations, of parent company equity and comprehensive income (loss) and of cash flows and the notes to such combined financial statements, together with the Report of Independent Registered Public Accounting Firm thereon, are attached hereto as Exhibit 99.1.
The unaudited condensed combined balance sheets of the Acquired Business as of July 1, 2007 and December 31, 2006 and the unaudited condensed combined statements of operations and of cash flows for the six month periods ended July 1, 2007 and July 2, 2006 are attached hereto as Exhibit 99.2.
(b) Pro forma financial information.
The unaudited pro forma condensed combined balance sheet of Tollgrade Communications, Inc. as of June 30, 2007 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and for the six months ended June 30, 2007 and the notes to such unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.3.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Pricewaterhouse Coopers LLP

99.1	Audited combined balance sheets of the Acquired Business as of December 31, 2006 and 2005 and the related combined statements of operations, of parent company equity and comprehensive income (loss) and of cash flows and the notes to such combined financial statements, together with the Report of Independent Registered Public Accounting Firm thereon

99.2	Unaudited condensed combined balance sheets of the Acquired Business as of July 1, 2007 and December 31, 2006 and the unaudited condensed combined statements of operations and of cash flows for the six month periods ended July 1, 2007 and July 2, 2006

99.3	Unaudited pro forma condensed combined balance sheet of Tollgrade Communications, Inc. as of June 30, 2007 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2006 and for the six months ended June 30, 2007 and the notes to such unaudited pro forma condensed combined financial statements

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.
Dated: October 11, 2007	By:	/S/ Sara M. Antol
Sara M. Antol
General Counsel and Secretary